[front cover]                                                     June 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

               [graphic of people, stairs, building, figures]

BENHAM GROUP
-----------------------
INTERNATIONAL BOND

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.sm)
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

Why We Changed

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

What's New

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but reduces the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.

[left margin]

Benham Group
International Bond
(BEGBX)

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.


     International bonds performed well during the first half of 1998 as interest rates fell worldwide. Fallout from the financial crisis in Asia tempered economic growth in much of the world and kept price inflation low--an excellent environment for bonds.

     For U.S. investors, though, foreign bond returns were reduced by currency fluctuations. The dollar's continued strength against most of the world's currencies weakened overseas returns when they were converted into dollars.

     One of the benefits of investing in International Bond is that you get full exposure to a variety of foreign currencies as insurance against a decline in the dollar's value. In order to retain this currency diversification, we widened International Bond's investment parameters at the beginning of 1998. Instead of focusing exclusively on European bonds, the fund can now invest in foreign bond markets in North America, Asia, and Australia as well.

     This broader scope will become more important in 1999, when European economic and monetary union (EMU) unites 11 countries with a single currency. Under International Bond's old policy of investing only in Europe, EMU would have severely limited the fund's currency diversification. However, the expanded investment universe enables International Bond to maintain its exposure to a diversified mix of currencies. (The management team talks more about EMU and currency diversification in the Q&A beginning on page 5.)

     International Bond also has a new distribution policy that became effective earlier this year. International Bond paid a capital gains distribution in March 1998 as well as in December 1997. The fund will continue on this March- December capital gains distribution schedule going forward. The March distribution allows the fund to promptly distribute capital gains realized between the IRS's October 31 deadline for December distributions and the fund's December 31 fiscal year-end.

     We understand how important it is for you to follow the strategies of your fund management team and track the progress of your investments. For that reason, we hope you like the new design of this report. It's intended to make the important information you need about our funds more accessible.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

           Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
INTERNATIONAL BOND
   Performance Information .................................................   4
   Management Q&A ..........................................................   5
   Schedule of Investments .................................................   8
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities .............................................................  10
   Statement of Operations .................................................  11
   Statements of Changes
   in Net Assets ...........................................................  12
   Notes to Financial
   Statements ..............................................................  13
   Financial Highlights ....................................................  15
OTHER INFORMATION
   Retirement Account
   Information .............................................................  16
   Background Information
      Investment Philosophy
      and Policies .........................................................  17
      Comparative Indices ..................................................  17
      Lipper Rankings ......................................................  17
      Investment Team
      Leaders ..............................................................  17
      The Fund's Subadvisor ................................................  17
   Glossary ................................................................  18


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* International bonds produced solid returns during the first half of 1998 as interest rates declined around the globe.

*   The strong dollar reduced foreign bond returns modestly for U.S. investors.

* Rates fell as a result of the Asian financial meltdown, which kept global inflation low and sparked demand for bonds as a safe haven.

MANAGEMENT Q&A

* International Bond beat the average international income fund and performed in line with its benchmark for the first half of 1998.

*   We made the following adjustments to the fund's portfolio:

    * Lengthened its duration (a measure of interest rate sensitivity) to take advantage of falling interest rates.

    *   Overweighted Swedish and British bond markets early in the year.

    * Shifted from an emphasis on Sweden and the U.K. to Germany and France by June as relative values changed.

* We have a negative outlook on the Japanese bond market, so we have reduced our holdings there since the end of June.

* We plan to maintain our neutral weighting in Europe and a slightly long duration relative to the benchmark.

EMU UPDATE

* European economic and monetary union (EMU) is on schedule to begin in 1999, with eleven countries joining together under a single currency.

*   Bond yields among EMU countries have converged and are now moving in tandem.

* The euro, which will essentially replace 11 currencies, will reduce International Bond's overall currency diversification. However, we expect the euro to be a strong and stable international currency.

* EMU has already been priced into the European bond markets, though there will be some currency logistics to resolve at year-end.

* Existing bonds will switch from the issuing country's currency to the new euro currency, and all new bonds issued by EMU countries will be denominated in the euro.

* We now view EMU countries as one big market when comparing values among foreign bonds.


[left margin]

"INTERNATIONAL BOND BEAT THE AVERAGE INTERNATIONAL INCOME FUND AND PERFORMED IN LINE WITH ITS BENCHMARK FOR THE FIRST HALF OF 1998."

            INTERNATIONAL BOND
                  (BEGBX)
TOTAL RETURNS:               AS OF 6/30/98
    6 Months                        3.02%*
    1 Year                           4.40%
NET ASSETS:                 $142.5 million
INCEPTION DATE:                     1/7/92

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on page 18.


2       1-800-345-2021

Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------

/photo of Randall W. Merk/
Randall W. Merk, director of fixed-income investing at American Century

FAVORABLE RETURNS

     International bonds produced solid returns during the first half of 1998 as interest rates declined around the globe. The Salomon Non-U.S. World Government Bond Index (WGBI) returned 4.32% in local currencies for the six months ended June 30, 1998.

     For U.S. investors, the strong U.S. dollar reduced foreign bond returns. The dollar rose about 1% in value against most major European currencies, and it surged by more than 6% against the Japanese yen. As a result, bond gains earned in foreign currencies were worth less in dollar terms--the Salomon Non-U.S. WGBI returned just 2.09% when translated into U.S. dollars. However, the dollar's strength has been much milder in 1998 than in the past several years.

THE EFFECTS OF ASIA

     The main reason that interest rates fell worldwide was the spreading effects of the financial meltdown in Asia. In mid-1997, a currency crisis among Southeast Asian countries pushed their economies into recession and sent their financial markets into freefall. Since then, the effects of this crisis have had a growing impact on the rest of the world.

     A lack of consumer demand in Asia has reduced economic activity in many countries that export to the region. Japan, a close Asian trading partner, is Randall W. Merk, director of fixed-income taking the biggest hit, but Europe and North America are also feeling the effects. In addition, the crisis has contributed to low global inflation--Asian countries, in an effort to rebuild their economies, have cut prices on their exports, and this has held prices in check throughout the world.

     The prospects of slower growth and low inflation have been positive for global fixed-income markets, pushing bond yields lower and bond prices higher. Bonds have also benefited from a "flight to quality" as investors fleeing Asian markets looked to bonds elsewhere in the world as a safe haven. Although this has occurred primarily in the U.S., European bond markets have also seen some safe-haven demand.

EMU UPDATE

     Plans for European economic and monetary union (EMU) were finalized in April. Eleven European countries (see the list at right) will join together in 1999 under a common currency and a single central bank. Exchange rates have been established between the currencies of the member countries and the new euro currency.

     The biggest story in the European bond markets over the past couple of years has been the convergence of bond yields among EMU countries. As the accompanying graph shows, yields finally came together at the end of 1997. So far in 1998, the bond yields of EMU member countries have moved in tandem and are acting as if EMU is already in place.


[right margin]

"THE MAIN REASON THAT INTEREST RATES FELL WORLDWIDE WAS THE SPREADING EFFECTS OF THE FINANCIAL MELTDOWN IN ASIA."

EMU MEMBER COUNTRIES
    AUSTRIA          ITALY
    BELGIUM          LUXEMBOURG
    FINLAND          NETHERLANDS
    FRANCE           PORTUGAL
    GERMANY          SPAIN
    IRELAND

[line chart - data below]

CONVERGING 10-YEAR NOTE YIELDS
               Germany        Italy         Spain
1/31/96         5.98%         10.00%        9.54%
2/29/96         6.40%         10.33%        9.68%
3/31/96         6.44%         10.59%        9.75%
4/30/96         6.36%         9.59%         9.13%
5/31/96         6.61%         9.46%         9.24%
6/30/96         6.62%         9.23%         9.00%
7/31/96         6.61%         9.32%         8.95%
8/31/96         6.48%         9.39%         8.88%
9/30/96         6.18%         8.46%         7.98%
10/31/96        6.10%         8.20%         7.83%
11/30/96        5.74%         7.55%         7.05%
12/31/96        5.97%         7.52%         6.89%
1/31/97         5.80%         7.35%         6.76%
2/28/97         5.62%         7.74%         7.01%
3/31/97         5.98%         8.02%         7.16%
4/30/97         5.85%         7.71%         6.89%
5/31/97         5.99%         7.54%         6.75%
6/30/97         5.79%         7.00%         6.42%
7/31/97         5.60%         6.63%         6.22%
8/31/97         5.74%         6.84%         6.39%
9/30/97         5.57%         6.22%         5.93%
10/31/97        5.62%         6.26%         6.05%
11/30/97        5.49%         5.91%         5.79%
12/31/97        5.42%         5.63%         5.63%
1/31/98         5.13%         5.47%         5.35%
2/28/98         5.00%         5.33%         5.19%
3/31/98         4.97%         5.19%         5.11%
4/30/98         5.05%         5.23%         5.17%
5/31/98         4.93%         5.15%         5.08%
6/30/98         4.84%         5.10%         5.05%

Source: Salomon Brothers Yield Book


                                                  www.americancentury.com      3


International Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1998
                                         INCEPTION 1/7/92
                      INTERNATIONAL    FUND       INTERNATIONAL INCOME FUNDS(2)
                          BOND      BENCHMARK(+) AVERAGE RETURN   FUND'S RANKING
--------------------------------------------------------------------------------
6 MONTHS(1) ..........   3.02%        3.12%          2.78%             --
1 YEAR ...............   4.40%        4.68%          3.67%        19 OUT OF 54
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ..............   3.16%        3.51%          5.56%        25 OUT OF 38
5 YEARS ..............   7.01%        7.90%          5.96%         6 OUT OF 16
LIFE OF FUND .........   7.10%        6.91%         6.90%(3)      4 OUT OF 10(3)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

(3) Since 1/31/92, the date nearest the fund's inception for which data are available.

See pages 17-18 for more information about returns, the fund's benchmark, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/98
J.P. Morgan ECU Index       $15,780
International Bond          $15,593
Fund Benchmark +            $15,424

            J.P. Morgan      International        Fund
             ECU Index           Bond           Benchmark+
DATE         ACCT VALUE        ACCT VALUE       ACCT VALUE
1/7/92        $10,000           $10,000          $10,000
Mar-92        $9,386            $9,736           $9,386
Jun-92        $10,391           $10,731          $10,391
Sep-92        $11,050           $11,501          $11,050
Dec-92        $10,120           $10,708          $10,120
Mar-93        $10,610           $11,179          $10,610
Jun-93        $10,548           $11,114          $10,548
Sep-93        $11,218           $11,992          $11,218
Dec-93        $11,200           $11,970          $11,200
Mar-94        $11,317           $11,871          $11,317
Jun-94        $11,528           $11,971          $11,528
Sep-94        $11,749           $12,050          $11,749
Dec-94        $11,863           $12,152          $11,863
Mar-95        $13,543           $13,834          $13,543
Jun-95        $13,906           $14,202          $13,906
Sep-95        $14,188           $14,393          $14,188
Dec-95        $14,906           $15,117          $14,906
Mar-96        $14,633           $14,834          $14,633
Jun-96        $14,700           $14,881          $14,700
Sep-96        $15,257           $15,491          $15,257
Dec-96        $15,798           $16,082          $15,798
Mar-97        $14,759           $14,992          $14,759
Jun-97        $14,735           $14,938          $14,735
Sep-97        $14,833           $15,100          $14,833
Dec-97        $14,957           $15,138          $14,957
Mar-98        $15,457           $15,259          $15,056
Jun-98        $15,780           $15,593          $15,424

$10,000 investment made 1/7/92

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

         International        Fund
             Bond           Benchmark+
6/92*        7.31%            3.91%
6/93         3.57%            1.51%
6/94         7.71%            9.29%
6/95         18.63%           20.63%
6/96         4.78%            5.71%
6/97         0.28%            0.18%
6/98         4.40%            4.68%

The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The fund's benchmark(+) is provided for comparison in each chart. International Bond's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

(+) From the fund's  inception to December 31, 1997,  the benchmark was the J.P.
    MORGAN ECU-WEIGHTED EUROPEAN INDEX. Since January 1, 1998, the benchmark has been the J.P. MORGAN GLOBAL TRADED BOND INDEX (excluding the U.S. and with Japan weighted at 15%).

*   From the fund's 1/7/92 inception date to 6/30/92.


4       1-800-345-2021


International Bond--Q&A
--------------------------------------------------------------------------------

     An interview with Dominic Pegler, a portfolio manager on the International Bond fund management team.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 1998?

     International Bond's return was consistent with the performance of foreign bond markets in general. For the six months ended June 30, 1998, the fund returned 3.02%, compared with the 3.12% return of its benchmark, the J.P. Morgan Global Traded Government Bond Index (excluding the U.S. and with Japan weighted at 15%).

     International Bond outperformed the 2.78% average return of the 55 "International Income Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW WAS THE FUND POSITIONED?

     One of the most significant positioning changes we made to the portfolio was to increase its duration. Duration is a measure of the fund's sensitivity to changes in interest rates. The longer the fund's duration, the more its share price rises when rates fall, but the more the share price drops when rates rise. Conversely, a shorter duration means the fund's share price fluctuates less when rates change.

     We lengthened International Bond's duration because we expected the Asian crisis to cause interest rates to fall worldwide. We also believed that longer-term bonds would perform better than shorter-term securities. As a result, we purchased some long-maturity bonds in Japan, Europe (mainly Germany and France), and Canada.

     These investments caused our duration to extend from around 4.5 years at the end of 1997 to about six years by March 1998. By June, however, interest rates had declined quite a bit, so we eased duration back to a more neutral 5.3 years.

AS OF JUNE 30, ABOUT 20% OF THE PORTFOLIO WAS IN CASH. WHY?

     It was part of our strategy to lengthen duration. International Bond's benchmark has a duration of around 5.5 years, and we try to keep the fund's duration close to this level. The long-term securities we bought had durations of more than 10 years, so we purchased cash equivalents, which have extremely short durations, to balance things out.

     Although the cash equivalents were U.S. government agency notes, we used forward currency contracts to maintain non-dollar exposure.

HOW DO FORWARD CURRENCY CONTRACTS WORK?

     Basically, we agree to buy or sell a currency at a prearranged price on a specific future date. For example, we might enter into an agreement to sell German marks and buy Japanese yen three months from now. It gives us exposure to a particular currency without having any investments denominated in the currency.

WHY DO YOU USE CURRENCY CONTRACTS?

     It gives us more flexibility and makes it easier to provide currency diversification for our shareholders. One of International Bond's goals is to provide broad exposure to currencies other than the U.S. dollar. We manage the fund's currency exposure to closely match that of the benchmark.

[right margin]

"INTERNATIONAL BOND'S RETURN WAS CONSISTENT WITH THE PERFORMANCE OF FOREIGN BOND MARKETS IN GENERAL."

PORTFOLIO AT A GLANCE
                              6/30/98          12/31/97
NUMBER OF SECURITIES            17                25
WEIGHTED AVERAGE
MATURITY                      7.7 YRS           6.3 YRS
AVERAGE DURATION              5.3 YRS           4.3 YRS
EXPENSE RATIO                 0.88%*             0.84%

* Annualized.

"WE LENGTHENED INTERNATIONAL BOND'S DURATION BECAUSE WE EXPECTED THE ASIAN CRISIS TO CAUSE INTEREST RATES TO FALL WORLDWIDE."

Investment terms are defined in the Glossary on page 18.


                                                  www.americancentury.com      5


International Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     However, we often overweight or underweight foreign bond markets in the fund's portfolio. For example, Japan and Germany each make up 15% of the benchmark, but at the end of June, International Bond had 5% of its portfolio in Japanese bonds and 24% in German bonds. To bring the portfolio's currency weightings back in line with the benchmark, we used forward currency contracts to sell German marks and buy Japanese yen.

     Ultimately, forward currency contracts help us maintain a fairly stable, diversified currency mix while we try to add value through modest adjustments to the fund's duration and bond market weightings.

WHAT CHANGES DID YOU MAKE TO THE FUND'S BOND MARKET WEIGHTINGS?

     At the start of 1998, we were overweighted relative to the benchmark in Sweden and the U.K., which we felt offered the most attractive bond values.
Meanwhile, we were underweighted in "core" Europe (Germany, France, the Netherlands), and we had taken neutral positions in Japan, Canada and Australia, where the fund was investing for the first time.

     Swedish bonds performed so well in the first quarter that they no longer looked attractive, so we sold all of our investments there. Unexpectedly strong economic growth in the U.K. led us to cut back our holdings to around neutral.

     We moved some of these assets into German and French bonds, which were most likely to benefit from the "flight to quality" out of Asia. We shifted the rest into cash equivalents to balance duration.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR INTERNATIONAL BOND MARKETS?

     We're a little negative on the Japanese bond market. Bond returns there depend on whether the authorities do anything meaningful about the country's banking crisis or economic problems. Japanese interest rates can't get much lower than they already are, and any progress Japan makes toward solving its problems would likely cause rates to rise, hurting bond prices.

     We expect the Japanese government to put together a substantial rebuilding package, which will almost certainly include reform measures for its financial system. Once the plan is announced, however, we'll have to wait and see whether it produces any results.

     Europe should take a bit of a back seat in the global fixed-income markets. With the fallout from Asia keeping inflation and economic growth at modest levels, we believe that European bond markets are about where they should be, at fair value.

WHAT ABOUT EMU? HOW WILL IT AFFECT THE EUROPEAN BOND MARKETS WHEN IT BEGINS IN 1999?

     It's already been priced into the markets. Bond yields in EMU countries are very close together and already tend to move as a bloc. There will be some currency logistics as the euro becomes the de facto currency for EMU-member bonds, and it will be interesting to see how the transition to fixed exchange rates goes at the end of this year, but everything else should generally remain the same.


[left margin]

"AT THE START OF 1998, WE WERE OVERWEIGHTED RELATIVE TO THE BENCHMARK IN SWEDEN AND THE U.K., WHICH WE FELT OFFERED THE MOST ATTRACTIVE BOND VALUES."

BOND HOLDINGS BY COUNTRY
                              % OF FUND INVESTMENTS
                             AS OF              AS OF
                            6/30/98           12/31/97
FRANCE                        28%                17%

GERMANY                       24%                26%

U.S. (TEMPORARY
     CASH INVESTMENTS)        21%                --

UNITED KINGDOM                10%                31%

DENMARK                        5%                 4%

CANADA                         5%                --

JAPAN                          5%                --

SPAIN                          2%                 2%

SWEDEN                        --                 10%

NETHERLANDS                   --                  8%

SWITZERLAND                   --                  2%


6       1-800-345-2021


International Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT WILL HAPPEN TO EXISTING BONDS ISSUED BY EMU COUNTRIES?

     The only change will be the currency denomination, which will switch from the "home" currency to the euro. All existing bonds, and any new ones issued by EMU member countries, will be denominated in the euro. Although the EMU has its own central bank, it will not issue any bonds as an entity.

HOW WILL EMU AFFECT YOUR MANAGEMENT OF THE FUND?

     It's already changed the way we look at Europe. Instead of looking at Germany, France, Italy, and other EMU countries as distinct markets, we've started to look at them as one big market. We now compare the relative values of the EMU "market" with Japan, Canada, and the European markets outside the EMU--mainly Sweden, Denmark and the U.K.

     The other interesting thing about EMU is the effect it will have on the global economy. The EMU will become the second-largest economy in the world, bigger than Japan. And if other European countries join EMU down the road--as we expect the U.K., Sweden, Denmark, and Greece to do in the next five years--then it will surpass the U.S. as the largest economy on the planet.

     This has profound implications for worldwide commerce. EMU will give the Continent a great deal of economic clout in the global marketplace. We expect the euro to join the dollar as a major currency used for international transactions and held in reserve by the world's central banks.

HOW WILL THE EURO AFFECT THE FUND'S CURRENCY DIVERSIFICATION?

     The fund will certainly be exposed to fewer currencies, since we're essentially replacing eleven currencies with one. As the accompanying chart shows, about 60% of the benchmark will be denominated in the euro as of 1999.

     But you're not actually losing as much diversification as you think. Historically, the currencies of several countries--including France, Belgium, the Netherlands, Luxembourg, and Austria--tended to move in sync with the German mark. So, the currencies of more than half of the EMU countries were already tightly linked before the euro came along.

     Another factor that will help offset the loss of currency diversification is the strength of the euro itself. We expect the euro to provide a great deal of stability and be on a par with the U.S. dollar and Japanese yen as major international currencies.

WHAT ARE YOUR PLANS FOR INTERNATIONAL BOND OVER THE LAST HALF OF THE YEAR?

     With regard to bond market weightings, we plan to underweight Japan, at least over the near term. Since the end of June, we've sold our holdings there. We'll likely remain neutral in Europe and Canada for the time being.

     We'll also look to maintain a longer duration relative to the benchmark. Recently, concerns about Russia and China have renewed the "flight to quality" toward government bonds in developed markets. We think the fund will benefit from this trend.


[right margin - ]

"INSTEAD OF LOOKING AT GERMANY, FRANCE, ITALY, AND OTHER EMU COUNTRIES AS DISTINCT MARKETS, WE'VE STARTED TO LOOK AT THEM AS ONE BIG MARKET."

EFFECTS OF THE EURO ON THE CURRENCY WEIGHTINGS OF THE FUND'S BENCHMARK (J.P. MORGAN GLOBAL TRADED GOVERNMENT BOND INDEX, EXCLUDING THE U.S. AND WITH JAPAN WEIGHTED AT 15%)

GERMANY            16% \
FRANCE             15%  \
ITALY              12%   \ EURO
SPAIN               6%   / 60%
NETHERLANDS         6%  /
BELGIUM             5% /

JAPAN              15%
U.K.               13%
CANADA              5%
SWEDEN              3%
DENMARK             3%
AUSTRALIA           1%


                                                  www.americancentury.com      7


International Bond--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
GOVERNMENT BONDS
CANADA--4.7%
CAD                       3,220,000  Government of Canada,
                                         7.00%, 12/01/06              $2,432,777
                          3,800,000  Government of Canada,
                                         8.00%, 6/01/23                3,448,433
                                                                  --------------
                                                                       5,881,210
                                                                  --------------
DENMARK--5.1%
DKK                      36,700,000  Kingdom of Denmark,
                                         8.00%, 3/15/06                6,375,816
                                                                  --------------
FRANCE--22.5%
FRF                        900,000   Caisse Amort Dette Societe,
                                         6.25%, 10/25/07                 163,420
                       108,150,000   Government of France,
                                         5.50%, 4/25/07               18,771,827
                        52,570,000   Government of France,
                                         6.00%, 10/25/25               9,463,121
                                                                  --------------
                                                                      28,398,368
                                                                  --------------
GERMANY--23.6%
DEM                     15,050,000   German Federal Republic,
                                         6.75%, 4/22/03                9,158,950
                        12,250,000   German Federal Republic,
                                         6.00%, 7/4/07                 7,380,376
                         6,560,000   German Federal Republic,
                                         6.25%, 1/4/24                 4,092,057
                         7,600,000   Kredit Fuer Wiederaufbau
                                         International Finance,
                                         6.75%, 6/20/05                4,698,732
                         7,300,000   Tennessee Valley Authority
                                         Global Bond, 6.375%,
                                         9/18/06                       4,423,961
                                                                  --------------
                                                                      29,754,076
                                                                  --------------
JAPAN--5.6%
JPY                    902,000,000   Government of Japan,
                                         2.60%, 3/20/07                7,094,412
                                                                  --------------
SPAIN--1.6%
ESP                    261,560,000   Government of Spain,
                                         7.35%, 3/31/07                1,988,807
                                                                  --------------
UNITED KINGDOM--10.5%
GBP                      1,870,000   United Kingdom Treasury,
                                         8.50%, 12/07/05               3,574,648
                         5,240,000   United Kingdom Treasury,
                                         7.50%, 12/07/06               9,627,368
                                                                  --------------
                                                                      13,202,016
                                                                  --------------
TOTAL GOVERNMENT BONDS--73.6%                                         92,694,705
                                                                  --------------
   (Cost $92,367,683)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
CORPORATE BONDS--5.5%
FRF                      41,000,000  CETELEM EOS, 6.30%,
                                         11/24/99                     $6,977,715
                                                                  --------------
   (Cost $8,310,853)

SHORT-TERM CASH INVESTMENTS--20.9%
                        $26,250,000  FHLB Discount Notes,
                                         5.55%, 7/1/98(1)             26,250,000
                                                                  --------------
   (Cost $26,250,000)

TOTAL INVESTMENT SECURITIES--100.0%                                 $125,922,420
                                                                  ==============
   (Cost $126,928,536)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                              Settlement                           Unrealized
      Contracts to Sell          Dates           Value             Gain (Loss)
-----------------------------------------------------------------------------
         16,598,804  AUD        9/24/98        $10,314,499          $517,165
        299,782,413  BEF        9/24/98        8,099,294              26,619
          8,250,327  CAD        9/24/98        5,615,577              25,643
          9,358,975  CHF        9/24/98        6,232,747             203,076
         71,642,416  DEM        9/24/98        39,926,334              5,869
         62,698,663  DEM       12/18/98        35,107,089            118,858
         15,961,955  DKK        9/24/98        2,332,071             (6,075)
         15,961,955  DKK       12/18/98        2,341,130               9,154
      1,131,354,393  ESP        9/24/98        7,400,141              45,893
        201,425,678  FRF        9/24/98        33,484,668           (39,384)
         77,227,540  FRF       12/18/98        12,898,462             42,048
         18,485,295  GBP        9/24/98        30,718,207          (168,591)
            919,825  GBP       12/18/98        1,521,156             (1,150)
     31,572,298,006  ITL        9/24/98        17,795,391             65,126
      1,980,964,742  JPY        9/24/98        14,506,239             53,518
        479,033,901  JPY       12/18/98        3,552,433             266,091
         18,509,120  NLG        9/24/98        9,152,415              31,357
          4,136,517  NZD        9/24/98        2,140,648             173,940
         36,299,028  SEK        9/24/98        4,566,806              15,585
                                          ------------------------------------
                                             $247,705,307         $1,384,742
                                          ====================================
(Value on Settlement Date $249,090,049)

                                              See Notes to Financial Statements


8       1-800-345-2021


International Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1998 (UNAUDITED)
                              Settlement                           Unrealized
      Contracts to Buy           Dates           Value             Gain (Loss)
------------------------------------------------------------------------------
         16,598,804  AUD        9/24/98        $10,314,499         $(387,784)
          3,997,063  AUD       12/18/98        2,486,718              54,805
        299,782,413  BEF        9/24/98        8,099,294              54,036
        261,028,995  BEF       12/18/98        7,085,644            (20,473)
          8,250,327  CAD        9/24/98        5,615,577           (236,008)
          2,102,205  CAD       12/18/98        1,432,630               1,682
          9,358,975  CHF        9/24/98        6,232,747           (109,908)
        121,509,482  DEM        9/24/98        67,717,291          (263,639)
         15,961,955  DKK        9/24/98        2,332,071             (9,078)
      1,131,354,393  ESP        9/24/98        7,400,141              43,653
        998,531,266  ESP       12/18/98        6,555,777            (39,106)
        187,944,073  FRF        9/24/98        31,243,508           (79,406)
         23,055,247  GBP        9/24/98        38,312,391          (268,262)
     31,572,298,006  ITL        9/24/98        17,795,391            175,782
     29,626,412,797  ITL       12/18/98        16,748,623           (62,120)
      2,712,603,528  JPY        9/24/98        19,863,894          (357,710)
      1,511,338,100  JPY       12/18/98        11,207,825           (11,914)
         18,509,120  NLG        9/24/98        9,152,415              61,268
         16,338,472  NLG       12/18/98        8,118,854            (25,643)
          4,136,517  NZD        9/24/98        2,140,648           (126,164)
         36,299,028  SEK        9/24/98        4,566,806            (12,820)
         34,579,753  SEK       12/18/98        4,366,461             (7,733)
                                          -------------------------------------
                                             $288,789,205       $(1,626,542)
                                          =====================================
(Value on Settlement Date $290,415,747)

NOTES TO SCHEDULE OF INVESTMENTS

AUD = Australian Dollar

BEF = Belgian Franc

CAD = Canadian Dollar

CHF = Swiss Franc

DEM = German Mark

DKK = Danish Krone

ESP = Spanish Peseta

FHLB = Federal Home Loan Bank

FRF = French Franc

GBP = British Pound

ITL = Italian Lira

JPY = Japanese Yen

NLG = Netherlands Guilder

NZD = New Zealand Dollar

SEK = Swedish Krona

(1) The rates for U.S. Government Agency discount notes represent the yield to maturity at purchase.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percentage of investments in each country

* the percent and dollar breakdown of each investment category

* a list of forward currency contracts, which are agreements to buy or sell currencies at a prearranged price on a specific future date

See Notes to Financial Statements


                                               www.americancentury.com        9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $126,928,536)
  (Note 3) ..............................................         $ 125,922,420
Foreign currency holdings, at value
  (identified cost of $379,749) .........................               379,529
Cash ....................................................             9,114,574
Receivable for investments sold .........................             8,420,509
Receivable for forward foreign
  currency exchange contracts ...........................             1,991,168
Receivable for capital shares sold ......................               454,333
Interest receivable .....................................             1,495,465
                                                                  -------------
                                                                    147,777,998
                                                                  -------------
LIABILITIES
Disbursements in excess of
  demand deposit cash ...................................               158,427
Payable for investments purchased .......................             2,632,031
Payable for forward foreign
  currency exchange contracts ...........................             2,232,968
Payable for capital shares redeemed .....................               158,902
Accrued management fees (Note 2) ........................                98,245
                                                                  -------------
                                                                      5,280,573
                                                                  -------------
Net Assets ..............................................         $ 142,497,425
                                                                  =============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) .................................            12,765,728
                                                                  =============
Net Asset Value Per Share ...............................         $       11.16
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in .........................................         $ 143,621,834
Undistributed net investment income .....................             1,181,038
Accumulated net realized loss
  from investments
  and foreign currency transactions .....................            (1,036,389)
Net unrealized depreciation on
   investments and translation
  of assets and liabilities in
  foreign currencies (Note 3) ...........................            (1,269,058)
                                                                  -------------
                                                                  $ 142,497,425
                                                                  =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


10       1-800-345-2021


Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME

Income:
Interest (net of foreign taxes
  withheld of $6,644) .....................................         $ 3,327,117
                                                                    -----------

Expenses (Note 2):
Management fees ...........................................             630,134
Trustees' fees and expenses ...............................              34,480
                                                                    -----------
                                                                        664,614
                                                                    -----------
Net investment income .....................................           2,662,503
                                                                    -----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY (NOTE 3)

Net realized gain (loss) on:
Investments ...............................................           6,206,784
Foreign currency transactions .............................          (7,253,623)
                                                                    -----------
                                                                     (1,046,839)
                                                                    -----------
Change in net unrealized
  depreciation on:
Investments ...............................................          (2,139,575)
Translation of assets and
  liabilities in foreign currencies .......................           5,079,667
                                                                    -----------
                                                                      2,940,092
                                                                    -----------
Net realized and unrealized
  gain on investments and
  foreign currency ........................................           1,893,253
                                                                    -----------
Net Increase in Net Assets
  Resulting from Operations ...............................         $ 4,555,756
                                                                    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                               www.americancentury.com        11


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1997

Decrease in Net Assets                                1998              1997

OPERATIONS
Net investment income ......................    $   2,662,503     $   9,944,104
Net realized loss on investments
  and foreign currency transactions ........       (1,046,839)      (13,266,841)
Change in net unrealized
  depreciation on investments
  and translation
  of assets and liabilities in
  foreign currencies .......................        2,940,092       (12,346,528)
                                                -------------     -------------
Net increase (decrease) in net
  assets resulting from operations .........        4,555,756       (15,669,265)
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................             --            (559,851)
From net realized gains on
  investment transactions ..................       (1,237,801)       (2,182,275)
                                                -------------     -------------
Decrease in net assets from
  distributions ............................       (1,237,801)       (2,742,126)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................       21,774,116        93,135,669
Proceeds from reinvestment
  of distributions .........................        1,156,498         2,542,647
Payments for shares redeemed ...............      (49,482,300)     (163,991,495)
                                                -------------     -------------
Net decrease in net assets
  from capital share transactions ..........      (26,551,686)      (68,313,179)
                                                -------------     -------------
Net decrease in net assets .................      (23,233,731)      (86,724,570)

NET ASSETS
Beginning of period ........................      165,731,156       252,455,726
                                                -------------     -------------
End of period ..............................    $ 142,497,425     $ 165,731,156
                                                =============     =============
Undistributed (distributions in
  excess of) net investment income .........    $   1,181,038     $  (1,481,465)
                                                =============     =============

TRANSACTIONS IN SHARES
OF THE FUND
Sold .......................................        1,966,117         8,534,948
Issued in reinvestment of dividends ........          103,889           230,124
Redeemed ...................................       (4,480,534)      (15,004,608)
                                                -------------     -------------
Net decrease ...............................       (2,410,528)       (6,239,536)
                                                =============     =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

*   distributions--income and gains distributed to shareholders

*   share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


12       1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century International Bond Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end non-diversified management investment company. American Century - Benham International Bond Fund (the Fund) is the sole fund issued by the Trust. The Fund's investment objective is to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate debt securities issued outside the United States. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT  INCOME--Interest income less foreign taxes withheld (if any) is
recorded  on  the  accrual  basis  and  includes   accretion  of  discounts  and
amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each repurchase agreement.

     INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are expected to be declared and paid quarterly. Distributions from net realized capital gains are generally declared and paid annually.


                                               www.americancentury.com        13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1998 (UNAUDITED)

     The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

      The Trust has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The Agreements provide that all expenses of the Fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Funds are included in the Equity Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The
Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's average daily closing net assets during the previous month multiplied by the monthly management fee rate. The annualized Investment Category Fee schedule for the Funds is as follows:

     0.6100% of the first $1 billion
     0.5580% of the next $1 billion
     0.5280% of the next $3 billion
     0.5080% of the next $5 billion
     0.4950% of the next $15 billion
     0.4930% of the next $25 billion
     0.4925% of the net assets over $50 billion

     The annualized Complex Fee schedule (for all Funds) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment Management (JPMIM) on behalf of the Fund. The subadvisor makes investment decisions for the Fund in accordance with the Fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Trustees. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the Fund.

     Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases and sales of securities, excluding short-term investments, totaled $254,631,495 and $274,863,853, respectively. On June 30, 1998, accumulated net unrealized depreciation on investments was $1,077,542, based on the aggregate cost of investments for federal income tax purposes of $126,999,962, which consisted of unrealized appreciation of $1,049,528 and unrealized depreciation of $2,127,070.


14       1-800-345-2021


International Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                             1998(1)             1997          1996          1995            1994          1993
PER-SHARE DATA

Net Asset Value,
Beginning of Period ...................  $     10.92       $     11.79    $     11.95    $     10.36    $     10.82    $     10.01
                                         -----------       -----------    -----------    -----------    -----------    -----------
Income From Investment
  Operations
  Net Investment Income ...............         0.19              0.65           0.69           0.61           0.78           0.69
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ........................         0.14             (1.34)          0.03           1.88          (0.63)          0.49
                                         -----------       -----------    -----------    -----------    -----------    -----------
  Total From Investment
  Operations ..........................         0.33             (0.69)          0.72           2.49           0.15           1.18
                                         -----------       -----------    -----------    -----------    -----------    -----------

Distributions
  From Net Investment Income ..........         --               (0.04)         (0.71)         (0.90)         (0.60)         (0.37)
  In Excess of Net Investment
  Income ..............................         --                --            (0.02)          --             --             --
  From Net Realized Gains
  on Investment Transactions ..........        (0.09)            (0.14)         (0.15)          --            (0.01)          --
                                         -----------       -----------    -----------    -----------    -----------    -----------
  Total Distributions .................        (0.09)            (0.18)         (0.88)         (0.90)         (0.61)         (0.37)
                                         -----------       -----------    -----------    -----------    -----------    -----------
Net Asset Value,
End of Period .........................  $     11.16       $     10.92    $     11.79    $     11.95    $     10.36    $     10.82
                                         ===========       ===========    ===========    ===========    ===========    ===========
  Total Return(2) .....................         3.02%            (5.88)%         6.38%         24.40%          1.52%         11.79%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............         0.88%(3)          0.84%          0.83%          0.82%          0.86%          0.85%
Ratio of Net Investment Income
  to Average Net Assets ...............         3.52%(3)          4.82%          5.48%          6.14%          6.09%          6.27%
Portfolio Turnover Rate ...............          189%              163%           242%           167%           166%           310%
Net Assets, End of Period
  (in thousands) ......................  $   142,497       $   165,731    $   252,456    $   252,247    $   194,301    $   355,615

(1) Six months ended June 30, 1998 (unaudited).

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total return for periods less than one year are not annualized.

(3) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period


It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                               www.americancentury.com        15


Retirement Account Information
--------------------------------------------------------------------------------

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


16       1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies

     INTERNATIONAL BOND seeks current income and capital appreciation by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the U.S. Under normal market conditions, the fund will invest at least 65% of its total assets in foreign government bonds, and it may invest up to 35% of its total assets in high-quality foreign corporate bonds. The fund typically maintains a weighted average maturity of 2-10 years.

     The fund normally remains fully invested in foreign bonds; however, the fund may invest up to 25% of its assets in U.S. securities when the U.S. dollar appears to be strengthening.

     International   investing   involves  special  risks,   such  as  political
instability and currency fluctuations. The fund is not intended to serve as a complete investment program by itself.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The J.P. MORGAN GLOBAL TRADED GOVERNMENT BOND INDEX (excluding the U.S. and with Japan weighted at 15%) consists of foreign bonds from 21 developed nations in North America, Europe, Asia, and Australia.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for International Bond is:

     INTERNATIONAL INCOME FUNDS--funds that invest in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries (excluding the U.S., except in periods of market weakness).

THE FUND'S SUBADVISOR

     J.P. MORGAN INVESTMENT MANAGEMENT, INC. (J.P. Morgan) is the subadvisor to the fund and makes the fund's day-to-day investment decisions. J.P. Morgan is a leading global financial services firm with over $280 billion in assets under management, primarily in pension funds, institutional accounts and private accounts. The subadvisor is a wholly owned subsidiary of J.P. Morgan & Co., Incorporated.


[right margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS:
    DOMINIC PEGLER (J.P. MORGAN)
    DAVE SCHROEDER


                                               www.americancentury.com        17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 15.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

* COUPON--the stated interest rate of a security.

FOREIGN CURRENCY TERMS

* CURRENCY FLUCTUATIONS--the movement of foreign currency values in relation to the U.S. dollar. Currency exchange rates come into play when foreign bond income, gains or losses are converted into U.S. dollars, as is required for fund pricing. Changing currency values may have a greater effect on the fund's return than changing foreign interest rates and bond prices. When the dollar's value declines compared to foreign currencies, U.S. investors receive higher foreign bond returns (foreign currencies buy more dollars). Conversely, when the dollar is stronger, U.S. investors generally receive lower returns (foreign currencies buy fewer dollars).

* CURRENCY HEDGING--a strategy used to offset fluctuations in the value of a currency. For example, if the fund managers expect the dollar to strengthen against foreign currencies, they might choose to invest (or hedge) a portion of the fund's securities in U.S. dollars to offset the expected currency losses.


18       1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                               www.americancentury.com        19


Notes
--------------------------------------------------------------------------------


20       1-800-345-2021


[inside back cover]

[right margin]

[american century logo(reg.sm)]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com


AMERICAN CENTURY INTERNATIONAL BOND FUNDS


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9808                              (c)1998 American Century Services Corporation
SH-BKT-13278                                            Funds Distributor, Inc.